Prospectus, May 1, 2004

Evergreen
Variable Annuity Funds

Evergreen VA Foundation Fund
Evergreen VA Special Values Fund
(formerly Evergreen VA Small Cap Value Fund)
Class 1
The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

FUND RISK/RETURN SUMMARIES:

Overview of Fund Risks
Evergreen VA Foundation Fund
Evergreen VA Special Values Fund

GENERAL INFORMATION:

The Funds' Investment Advisor
The Funds' Sub-Advisors
The Funds' Portfolio Managers
Calculating the Share Price
How to Choose the Share Class That Best Suits You
Participating Insurance Companies
How to Buy and Redeem Shares
Other Services
The Tax Consequences of Investing in the Funds
Fees and Expenses of the Funds
Financial Highlights
Other Fund Practices
Index Descriptions

In general,

the Funds included in this prospectus provide investors with a selection of investment alternatives which seek capital growth, income and diversification. Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. For further information about these contracts and policies, please see the separate prospectuses issued by the participating life insurance companies.

Fund Summaries Key

Each Fund's summary is organized around the following basic topics and questions:

INVESTMENT GOAL

What is the Fund's financial objective? You can find clarification on how the Fund seeks to achieve its objective by looking at the Fund's strategy and investment policies. The Fund's Board of Trustees can change the investment objective without a shareholder vote.

INVESTMENT STRATEGY

How does the Fund go about trying to meet its goals? What types of investments does it contain? What style of investing and investment philosophy does it follow? Does it have limits on the amount invested in any particular type of security?

RISK FACTORS

What are the specific risks for an investor in the Fund?

PERFORMANCE

How well has the Fund performed in the past year? The past five years? The past ten years?

EXPENSES

How much does it cost to invest in the Fund?

Overview of Fund Risks

Variable Annuity Funds

Shares of the Funds are sold only to separate accounts funding variable annuity contracts and variable life insurance policies issued by life insurance companies. Shares of the Funds may be purchased through a variable annuity contract or variable life insurance policy by placing an order with your participating life insurance company. For more information about the Funds and the other funds offered in the Evergreen funds family, please call 1.800.847.5397.

The Funds offered in this prospectus follow various investment strategies and focus their investments on a variety of securities. The Funds typically rely on the following basic strategies, selling a portfolio investment: i) when the issuers' investment fundamentals begin to deteriorate; ii) when the investment reaches or exceeds the portfolio managers' targeted value; iii) to take advantage of more attractive investment opportunities; iv) when the investment no longer appears to meet the Fund's investment objective; v) when the Fund must meet redemptions; or vi) for other investment reasons which the portfolio managers deem necessary.

Following this overview, you will find information on each Fund's specific investment strategies and risks.

Each Fund may temporarily invest up to 100% of its assets in high-quality money market instruments in order to protect the value of the Fund in response to adverse economic, political or market conditions. This strategy is inconsistent with each Fund's principal investment strategies and investment goals and, if employed, could result in a lower return and potential loss of market opportunity.

Risk Factors For All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;
  not a deposit with a bank;
  not insured, endorsed or guaranteed by the FDIC or any government agency; and
  subject to investment risks, including possible loss of your original investment.
Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

The following are some of the most important factors that may affect the value of your investment. Other factors may be described in the discussion following this overview:

Stock Market Risk

Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield, total return earned on and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small- and mid-sized companies causing a Fund that invests in these companies to increase in value more rapidly than a Fund that invests in larger, fully-valued companies. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of small and medium capitalization companies may decline significantly in market downturns.

Investment Style Risk

Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different style. A Fund may also employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's earnings growth potential. Growth-oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value-oriented funds will typically underperform when growth investing is in favor.

Interest Rate Risk

If interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If a Fund invests a significant portion of its portfolio in debt securities or stocks purchased primarily for dividend income, and interest rates rise, then the value of your investment may decline. If interest rates go down, interest earned by a Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by a Fund, the more the Fund is subject to interest rate risk.

Credit Risk

The value of a debt security is directly affected by the issuer's ability to repay principal and pay interest on time. If a Fund invests in debt securities, then the value of your investment may decline if an issuer fails to pay an obligation on a timely basis. A Fund may also be subject to credit risk to the extent it engages in transactions, such as repurchase agreements or dollar rolls, which involve a promise by a third party to honor an obligation to a Fund. Such third party may be unwilling or unable to honor its financial obligations.

VA Foundation Fund

FUND FACTS:

Goals:

  Capital Growth
  Current Income

  Principal Investments:

  Common and Preferred Stocks and Convertible Securities of Large U.S. Companies
  U.S. Treasury and Agency Obligations
  Investment Grade Debt Securities

  Class of Shares Offered in this Prospectus:

  Class 1

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Sub-Advisor:

  Tattersall Advisory Group, Inc.

  Portfolio Managers:

  By Teams

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks capital growth and current income.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund invests in a combination of equity and debt securities. Under normal conditions, the Fund will invest at least 25% of its assets in debt securities and the remainder in equity securities.

  The equity securities that the Fund invests in will primarily consist of the common stocks, preferred stocks and securities convertible or exchangeable for common stocks of large U.S. companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the equity portion of the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 30, 2003, the Russell 1000® Index had a market capitalization range of approximately $462.4 million to $287.3 billion.

  The Fund's portfolio managers use a diversified equity style of management, best defined as a blend between growth and value stocks. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies which the Fund’s portfolio managers believe are undervalued. The portfolio managers look for factors that could trigger a rise in price such as new products or markets or positive changes in corporate structure or market perception. The Fund’s investment in equity securities will be on the basis of the potential for capital growth.

  The Fund normally invests primarily all of the fixed income portion in U.S. dollar-denominated investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities, asset-backed securities, and other income producing securities. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund maintains a bias toward corporate and mortgage-backed securities in order to capture higher levels of income. The Fund expects duration to provide a better measure of interest rate sensitivity than maturity. Accordingly, the Fund intends to limit duration to a two-year minimum and a six-year maximum while the weighted average maturity is expected to be longer than the weighted average duration.

  The Fund typically invests in debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, including mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations (CMOs) issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the full faith and credit of the U.S. government. Securities issued by FNMA or FHLMC, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government. In general, securities issued by U.S. government-sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
    Interest Rate Risk
    Credit Risk
  In addition, the Fund may also be subject to the risks associated with investing in mortgage-backed and other asset-backed securities. Asset-backed securities are created by the grouping of certain government-related loan, automobile and credit card receivables and other lender assets, such as mortgages, into pools. Interests in these pools are sold as individual securities. Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment of mortgages may expose the Fund to a lower rate of return when it reinvests the principal. Prepayment risks in mortgage-backed securities tend to increase during periods of declining interest rates because many borrowers refinance their mortgages to take advantage of the more favorable rates.

  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 3/1/1996. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. Contract, policy or separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns would be less than those shown.

  Year-by-Year Total Return for Class 1 Shares (%)
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
			27.80	10.63	10.64	- 4.93	- 8.57	- 9.66	15.78

Best Quarter:	2nd Quarter 1997	+ 13.26%
Worst Quarter:	1st Quarter 2001	- 8.83%

  The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Lehman Brothers Aggregate Bond Index (LBABI) and the Russell 1000® Index (Russell 1000). Please see "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest directly in an index.

  Average Annual Total Return
  (for the period ended 12/31/2003)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 3/1/1996
Class 1	3/1/1996	15.78%	0.12%	N/A	6.51%
LBABI		4.10%	6.62%	N/A	7.09%
Russell 1000		29.89%	- 0.13%	N/A	8.94%

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2003. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such fees are described in the prospectus for the contracts or policies.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.75%
12b-1 Fees	0.00%
Other Expenses	0.18%
Total Fund Operating Expenses	0.93%

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. The example does not take into account contract, policy or separate account charges. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class 1
1 year	$ 95
3 years	$ 296
5 years	$ 515
10 years	$ 1,143

  VA Special Values Fund

  FUND FACTS:

  Goal:

  Capital Growth

  Principal Investment:

  Small-Cap U.S. Common Stocks

  Class of Shares Offered in this Prospectus:

  Class 1

  Investment Advisor:

  Evergreen
  Investment
  Management
  Company, LLC

  Portfolio Managers:

  By Team

  Dividend Payment Schedule:

  Annually

  INVESTMENT GOAL

  The Fund seeks capital growth in the value of its shares.

  INVESTMENT STRATEGY

  The following supplements the investment strategies discussed in the ''Overview of Fund Risks'' on page 2.

  The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution on June 30, 2003, the Russell 2000® Index had a market capitalization range of approximately $34 million to $1.7 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization. The Fund’s portfolio managers seek to limit the investment risk of small company investing by seeking stocks that trade below what the portfolio managers consider their intrinsic value. The Fund’s portfolio managers look specifically for various growth triggers, or catalysts, that will bring the stock’s price into line with its actual or potential value, such as new products, new management, changes in regulation and/or restructuring potential.

  RISK FACTORS

  Your investment in the Fund is subject to the risks discussed in the ''Overview of Fund Risks'' on page 2 under the headings:

    Stock Market Risk
    Market Capitalization Risk
    Investment Style Risk
  For further information regarding the Fund's investment strategy and risk factors, see "Other Fund Practices." For a definition of the index mentioned above, please see "Index Descriptions" at the back of this prospectus.

  PERFORMANCE

  The following tables show how the Fund has performed in the past. Returns reflect reinvestment of all dividends and distributions and fees, but do not reflect contract, policy or separate account charges assessed by participating insurance companies. Past performance is not an indication of future results.

  The table below shows the percentage gain or loss for Class 1 shares of the Fund in each full calendar year since the Class 1 shares' inception on 5/1/1998. It should give you a general idea of the risks of investing in the Fund by showing how the Fund’s return has varied from year-to-year. Contract, policy, separate account fees charged by participating insurance companies are not reflected in this table. If these fees were reflected, returns would be less than those shown.

  Year-by-Year Total Return for Class 1 Shares (%)
1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
					12.07	20.71	18.11	- 12.60	29.52

Best Quarter:	4th Quarter 2001	+ 22.32%
Worst Quarter:	3rd Quarter 2002	- 21.71%

  The next table lists the Fund’s average annual total return for Class 1 shares over the past one and five years and since inception. This table is intended to provide you with some indication of the risks of investing in the Fund by comparing its performance with the Russell 2000® Value Index (Russell 2000 Value). Please see "Index Descriptions" at the back of this prospectus. An index does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. It is not possible to invest in an index.

  Average Annual Total Return
  (for the period ended 12/31/2003)
	Inception Date of Class	1 year	5 year	10 year	Performance Since 5/1/1998
Class 1	5/1/1998	29.52%	12.58%	N/A	10.45%
Russell 2000 Value		46.03%	12.28%	N/A	7.72%

  EXPENSES

  This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's fiscal year ended 12/31/2003. The Fund does not assess any fees upon purchase or redemption. However, surrender charges, mortality and expense risk fees and other charges may be assessed by the participating insurance companies under the variable annuity contracts, variable life insurance policies or separate accounts. Such fees are described in the prospectus for the contracts or policies.

  You pay no shareholder transaction fees.

  Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.87%
12b-1 Fees	0.00%
Other Expenses	0.27%
Total Fund Operating Expenses [1]	1.14%

  1.  The Fund's investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. Amounts waived and/or reimbursed may be recouped up to a period of three years following the end of the fiscal year in which the fee waivers and/or expense reimbursements were made. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Fund Operating Expenses were 1.00%.

  The table below shows the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The example is intended to help you compare the cost of investing in this Fund versus other mutual funds and is for illustration purposes only. The example assumes a 5% average annual return, reinvestment of all dividends and distributions, and that the Fund's operating expenses are the same as described in the table above. The example does not take into account contract, policy or separate account charges. Your actual costs may be higher or lower.

  Example of Fund Expenses
After:	Class 1
1 year	$ 116
3 years	$ 362
5 years	$ 628
10 years	$ 1,386

  THE FUNDS' INVESTMENT ADVISOR

  An investment advisor manages a fund's investments and supervises its daily business affairs. The investment advisor for the Evergreen funds is a subsidiary of Wachovia Corporation (Wachovia), the fourth largest bank holding company in the United States, with over $401 billion in consolidated assets as of 12/31/2003. Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

  Evergreen Investment Management Company, LLC (EIMC) is the investment advisor to the Funds. EIMC has been managing mutual funds and private accounts since 1932 and managed over $109.4 billion in assets for the Evergreen funds as of 12/31/2003. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.

  For the fiscal year end 12/31/2003, the aggregate advisory fee paid to the investment advisor by each Fund was as follows:

Fund	% of the Fund's average daily net assets
VA Foundation Fund	0.75%
VA Special Values Fund	0.73%

  THE FUNDS' SUB-ADVISORS

  Tattersall Advisory Group, Inc. (TAG) is the sub-advisor to VA Foundation Fund. TAG manages the fixed income portion of the Fund. There is no additional charge to the Fund for the services provided by TAG. TAG has been managing fixed income accounts since 1976 and manages over $8.3 billion in assets for 8 of the Evergreen Funds and Wachovia Funds as of 12/31/2003. TAG is located at 6802 Paragon Place, Suite 200, Richmond, Virginia 23230.

  EIMC may pay a portion of its advisory fee to TAG for its services.

  THE FUNDS' PORTFOLIO MANAGERS

  VA Foundation Fund

  The equity portion of the Fund is co-managed by two of EIMC's teams of portfolio management professionals - Value Equity team and the Large Cap Core Growth team, with team members responsible for various sectors.

  The fixed income portion of the Fund is managed by a team of fixed income portfolio management professionals of TAG, with team members responsible for various fixed income sectors.

  VA Special Values Fund

  The Fund is managed by a team of portfolio management professionals from EIMC’s Value Equity team, with team members responsible for various sectors.

  CALCULATING THE SHARE PRICE

  The value of one share of a Fund, also known as the net asset value, or NAV, is calculated by adding up the Fund’s total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. A Fund’s NAV is calculated at 4 p.m. Eastern time on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier. The NAV of each class of shares is calculated separately.

  The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.

  Each security held by a Fund is valued using the most recent market data for that security. If no recent market data is available for a given security, or if the available data is deemed not to be indicative of current value, the Fund will price that security at a fair value according to policies established by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

  Closing market prices for foreign securities in particular may not reflect current value as of the time the Fund values its shares. Many foreign markets close substantially before 4:00 p.m. Eastern Time, and events occurring after such close may materially affect the value of securities traded in those markets. To address this, the Funds’ fair value pricing policies provide for valuing foreign securities at fair value if an event or development has occurred subsequent to the close of the foreign market that would materially affect the value of the security. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. Under the Funds’ fair value pricing policies, the values of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Funds to a significant extent.

  HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

  The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, deferred sales charge or 12b-1 fee.

  Additional Compensation to Financial Services Firms

  EIMC or Evergreen Investment Services, Inc. (EIS) has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC’s or EIS’s resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements. Please contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

  Short-Term Trading Policy

  Excessive short-term trading in a Fund’s shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund’s shares.

  To limit the negative effects on the Funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three “round trip” exchanges per calendar quarter and five “round trip” exchanges per calendar year. A “round trip” exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor’s investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor’s trades, and the length of time the investment is held, along with other factors.

  The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds’ ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker/dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds do not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds’ trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds’ trading restrictions may occur despite the Funds’ efforts to prevent them.

  PARTICIPATING INSURANCE COMPANIES

  The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts or policies arising from the fact that the interests of holders of those contracts or policies may differ due to the difference of tax treatment and other considerations. Nevertheless, the Board of Trustees has established procedures for the purpose of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

  HOW TO BUY AND REDEEM SHARES

  Investors may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. Investors should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

  The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectus describing the variable annuity contracts or variable life insurance policies issued by the participating insurance companies) to be effected on that day pursuant to the contracts or policies.

  Timing of Proceeds

  Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we reserve the right to wait up to seven business days to redeem any investments.

  OTHER SERVICES

  Automatic Reinvestment of Distributions

  All dividends and capital gains are distributed to the separate accounts of participating insurance companies and are automatically reinvested, unless requested otherwise by the separate account.

  THE TAX CONSEQUENCES OF INVESTING
  IN THE FUNDS

  Fund Distributions

  Each Fund passes along to the separate accounts the net income or profits it receives from its investments. The Funds expect that any distributions to separate accounts will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.

    Dividends. The Funds pay an annual distribution from the dividends, interest and other income on the securities in which they invest.
    Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Funds generally distribute capital gains, if any, at least once a year.
  For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59½. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

  FEES AND EXPENSES OF THE FUNDS

  Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

  Management Fee

  The management fee pays for the normal expenses of managing the Fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

  Other Expenses

  Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the separate accounts pay no transaction fees.

  Total Fund Operating Expenses

  The total cost of running the Fund is called the expense ratio. The separate accounts are not charged these fees directly; instead they are taken out before the Fund’s NAV is calculated, and are expressed as a percentage of the Fund’s average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are not charged directly to your account, investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: (i) total return in the Fund is reduced in direct proportion to the fees; (ii) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.00%; and (iii) the Fund’s investment advisor may waive a portion of the Fund’s expenses for a period of time, reducing its expense ratio.

  Recoupment of Previously Waived Expenses

  From time to time, the Funds' investment advisor may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit a Fund's operating expenses. The amount of any fees or expenses waived or reimbursed is subject to later recoupment by the investment advisor for a period of up to three fiscal years following the year in which the waiver or reimbursement occurred. For more complete information regarding the current status of any possible recoupment for previously waived or reimbursed fees, including the amount, please see each Fund's latest Annual or Semi-annual Report.

  FINANCIAL HIGHLIGHTS

  This section looks in detail at the results for one Class 1 share of the Funds - how much income it earned, how much of this income was passed along as a distribution and how much the return was reduced by expenses. The following tables for the Funds have been derived from financial information audited by KPMG LLP, the Funds' independent auditors. For a more complete picture of the Funds' financial statements, please see the Funds' Annual Reports as well as the SAI, which is available upon request.

  VA Foundation Fund

	Year Ended December 31,
CLASS 1 [1]	2003	2002	2001	2000	1999
Net asset value, beginning of period	$ 11.51	$ 13.05	$ 14.60	$ 15.70	$ 14.47
Income from investment operations
Net investment income	0.23	0.30	0.30	0.24	0.28
Net realized and unrealized gains or losses on securities and foreign currency related transactions	1.58	- 1.56	- 1.55	- 1.01	1.27
Total from investment operations	1.81	- 1.26	- 1.25	- 0.77	1.55

Distributions to shareholders from
Net investment income	- 0.28	- 0.28	- 0.30	- 0.24	- 0.28
Net realized gains	0	0	0	- 0.09	- 0.04
Total distributions to shareholders	- 0.28	- 0.28	- 0.30	- 0.33	- 0.32

Net asset value, end of period	$ 13.04	$ 11.51	$ 13.05	$ 14.60	$ 15.70
Total return [2]	15.78%	- 9.66%	- 8.57%	- 4.93%	10.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 114,713	$ 131,386	$ 168,337	$ 187,825	$ 145,566
Ratios to average net assets
Expenses [3]	0.93%	0.91%	0.93%	0.92%	0.95%
Net investment income	1.77%	2.20%	2.15%	1.78%	2.29%
Portfolio turnover rate	145%	165%	195%	89%	77%

  1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

  2.  Total return does not reflect charges attributable to your insurance company's separate account.

  3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  VA Special Values Fund

  (formerly Evergreen VA Small Cap Value Fund)
	Year Ended December 31,
CLASS 1 [1]	2003	2002 [2]	2001	2000	1999
Net asset value, beginning of period	$ 10.65	$ 12.60	$ 11.70	$ 10.14	$ 9.58
Income from investment operations
Net investment income	0.01	0.02	0.02	0.08	0.13
Net realized and unrealized gains or losses on securities	3.13	- 1.58	1.98	1.99	1.02
Total from investment operations	3.14	- 1.56	2.00	2.07	1.15

Distributions to shareholders from
Net investment income	- 0.01	- 0.02	- 0.02	- 0.10	- 0.13
Net realized gains	0	- 0.37	- 1.08	- 0.41	- 0.46
Total distributions to shareholders	- 0.01	- 0.39	- 1.10	- 0.51	- 0.59

Net asset value, end of period	$ 13.78	$ 10.65	$ 12.60	$ 11.70	$ 10.14
Total return [3]	29.52%	- 12.60%	18.11%	20.71%	12.07%
Ratios and supplemental data
Net assets, end of period (thousands)	$ 46,621	$ 32,300	$ 22,515	$ 10,400	$ 4,958
Ratios to average net assets
Expenses [4]	1.00%	1.00%	1.00%	1.02%	1.01%
Net investment income	0.14%	0.18%	0.29%	1.01%	1.69%
Portfolio turnover rate	98%	61%	81%	82%	65%

  1.  Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

  2.  Net investment income per share is based on average shares outstanding during the period.

  3.  Total return does not reflect charges attributable to your insurance company's separate account.

  4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

  OTHER FUND PRACTICES

  The Funds may invest in futures and options, which are forms of derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate. Small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of derivatives. Such practices are used to hedge a Fund's portfolio to protect against market decline, to maintain a Fund's exposure to its market, to manage cash or attempt to increase income. Although this is intended to increase returns, these practices may actually reduce returns or increase volatility.

  The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage, that may magnify a Fund’s gain or loss. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

  The Funds may lend their securities. Lending securities may cause the Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

  Please consult the SAI for more information regarding these and other investment practices used by the Funds, including risks.

  INDEX DESCRIPTIONS

Index	Description	Funds
Lehman Brothers Aggregate Bond Index (LBABI)	LBABI is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities.	VA Foundation Fund
Russell 1000® Index (Russell 1000)	Russell 1000 is an unmanaged market capitalization-weighted index measuring the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.	VA Foundation Fund
Russell 2000® Index (Russell 2000)	The Russell 2000 is an unmanaged market capitalization-weighted index measuring the performance of the 2000 smallest companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of the Russell 3000® Index.	VA Special Values Fund
Russell 2000® Value Index (Russell 2000 Value)	Russell 2000 Value is an unmanaged market capitalization-weighted index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization.	VA Special Values Fund

  Information Line for Hearing and Speech Impaired (TTY/TDD)

  Call 1.800.343.2888

  Write us a letter
  Evergreen Investments
  P.O. Box 8400
  Boston, MA 02266-8400

  For express, registered or certified mail
  Evergreen Investments
  66 Brooks Drive, Suite 8400
  Braintree, MA 02184-3800

  For More Information About the Evergreen Variable Annuity Funds, Ask for:

    Each Fund's most recent Annual or Semi-annual Report, which contains a complete financial accounting for each Fund and a complete list of each Fund's portfolio holdings as of a specific date, as well as commentary from each Fund’s portfolio managers. These reports discuss the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal year or period.
    The Statement of Additional Information (SAI), which contains more detailed information about the policies and procedures of the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.
  For questions, other information, or to request a copy, without charge, of any of the documents, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

  Information about these Funds (including the SAI) is also available on the SEC's Internet website at http://www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.942.8090.

  Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
  200 Berkeley Street, Boston, MA 02116-5034.
  0000002 (5/04)

  SEC File No.: 811-08716
  Evergreen Investments
  200 Berkeley Street
  Boston, MA 02116-5034